SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 14, 2003


                                 GENETHERA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                     0-27237                   66-0622463
          -------                     ----------                ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


               3930 Youngfield Street, Wheat Ridge, Colorado 80033
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code  303-463-6371
                                                           ------------

                         Hand Brand Distribution, Inc.
                               9845 NE 2nd Avenue
                             Miami Shores, FL 33138
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4:  Changes in registrant's accountant

     On September 11, 2003, via e-mail and hard copy, the registrant's auditors Kantor, Sewell & Oppenheimer, PA terminated the professional relationship. The registrant is in the process of interviewing and hiring a new auditing firm.


Item 5.  Other Events
         ------------

     On July 1, 2003, the registrant filed with the Florida Secretary of State's office amendments to its articles of incorporation to change the name from Hand Brand Distribution, Inc. to GeneThera, Inc. and to authorize one hundred million (100,000,000) shares of common stock and twenty million (20,000,000) shares of class A preferred stock. Please see attached exhibit Amendments to Articles of Incorporation filed with Florida Secretary of State.

Item 7.  Exhibits and Financials
         -----------------------

Exhibit
Number       Description
------       -----------

 3.1 Certificate of Amendment of the Articles of Incorporation of Hand Brand Distribution

 16          Letter from Accountant


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GENETHERA, INC.



                                   By: /s/  Tony Milici
                                       -----------------------------------------
                                            Tony Milici, M.D., Ph.D.
                                            Chief Executive Officer